Supplement dated January 22, 2018
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio – Partners Small Cap Value Fund	5/1/2017
Denver Investment Advisors LLC (Denver Investments) currently serves as a subadviser to the Fund. Denver Investments has informed Columbia Management Investment Advisers, LLC that it has entered into an agreement pursuant to which substantially all of Denver Investment's assets will be acquired by Segall Bryant & Hamill, LLC (SBH), also currently serving as a subadviser to the Fund. The closing of this transaction is expected to take place during the second quarter of 2018 (the Closing). Upon the earlier of the Closing or March 31, 2018 (the Effective Date), Troy Dayton will no longer serve as a portfolio manager of Denver Investments. Therefore, on the Effective Date, the list of portfolio managers for Denver Investments, under the caption “Fund Management” in the “Summary of VP - Partners Small Cap Value Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Derek Anguilm, CFA	Partner, Co-Director of Value Research, Portfolio Manager and Analyst of Denver Investments	Co-manager	2007
Mark Adelmann, CFA, CPA	Partner, Portfolio Manager and Analyst of Denver Investments	Co-manager	2007
Lisa Ramirez, CFA	Partner, Portfolio Manager and Analyst of Denver Investments	Co-manager	2007
Alex Ruehle, CFA	Partner, Portfolio Manager and Analyst of Denver Investments	Co-manager	2015
The rest of the section, including the portfolio manager information for Jacobs Levy, Nuveen Asset Management and SBH, remains the same.
On the Effective Date, the information about the portfolio managers for Denver Investments, under the caption “Portfolio Managers” in the “More Information About VP - Partners Small Cap Value Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Derek Anguilm, CFA	Partner, Co-Director of Value Research, Portfolio Manager and Analyst of Denver Investments	Co-manager	2007
Mark Adelmann, CFA, CPA	Partner, Portfolio Manager and Analyst of Denver Investments	Co-manager	2007
Lisa Ramirez, CFA	Partner, Portfolio Manager and Analyst of Denver Investments	Co-manager	2007
Alex Ruehle, CFA	Partner, Portfolio Manager and Analyst of Denver Investments	Co-manager	2015
Mr. Anguilm joined Denver Investments in 2000. Mr. Anguilm began his investment career in 1999 and earned a B.S. in Finance at Metropolitan State College of Denver.
Mr. Adelmann joined Denver Investments in 1995. Mr. Adelmann began his investment career in 1979 and earned a B.S. from Oral Roberts University.
Ms. Ramirez joined Denver Investments in 1993. Ms. Ramirez began her investment career in 1997 and earned a B.S. from the University of Colorado at Denver and an M.B.A. from Regis University.
Mr. Ruehle joined Denver Investments in 2008. Mr. Ruehle began his investment career in 2008 and earned a B.S. and an M.B.A. from the University of Denver.
The rest of the section, including the portfolio manager information for Jacobs Levy, Nuveen Asset Management and SBH, remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-298 A (1/18)